UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2015

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-360-4704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities

On July 7, 2015 (the “Issuance Date”), Workhorse Group Inc. (the “Company”) entered into a Convertible Note (the “Vista Note”) with Vista Capital Investments, LLC (“Vista”) in the Original Principal Amount of $250,000 (including a 10% Original Issue Discount (“OID”)). Future advances under the Vista Note are at the sole discretion of Vista. The Company is only required to repay the amount funded, including the prorated portion of the OID.

On July 8, 2015, the Company received $100,000 of proceeds under the Vista Note (the "Initial Funding"). The Vista Note matures 24 months from the date funded, has a one-time 12% interest charge if not paid within 90 days, and is convertible at the option of Vista into shares of the Company’s common stock at the lesser of $0.25 per share or 60% of the lowest trade occurring during the twenty five consecutive trading days immediately preceding the applicable conversion date on which the holder elects to convert all or part of the Vista Note, subject to adjustment as provided for in the Vista Note. The Vista Note may not be converted and/or exercised into more than 4.99% of the Company's outstanding common stock at any point in time.

The Vista Note might be accelerated if an event of default occurs under the terms of the Vista Note, including the Company’s failure to pay principal and interest when due, certain bankruptcy events or if the Company is delinquent in its SEC filings. The Vista Note also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rate under the Vista Note in the event of such defaults.

The sale of the Vista Note was completed on July 7, 2015. As of the date hereof, the Company is obligated on $100,000 in face amount of Vista Note issued to Vista. The Vista Note is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The Vista Note was offered and sold to the investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. Vista is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	$250,000 Convertible Note, dated July 7, 2015, issued to Vista capital Investments, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: July 13, 2015	By:	/s/ Stephen Burns
	Name: Title:	Stephen Burns CEO

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